                              THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                                TABLE OF CONTENTS
                              AS OF MARCH 31, 1999

INFORMATION                                                                PAGE
-----------                                                                ----

Overview                                                                    5-6

Summary of Operating Properties                                              7

Summary of Projects Under Development                                        8

Supplemental Financial Data                                                  9

Property Operating Income                                                  10-11

Unconsolidated Joint Venture Net Income and Funds From Operations            12

Occupancy Analysis                                                           13

Lease Expiration Schedule                                                  14-15

Rental Rate Analysis                                                         16

Average Rent Analysis                                                        17

Summary of Outstanding Consolidated Indebtedness                             18

Summary of Outstanding Unconsolidated Indebtedness                           19

Mills Gross Sales Analysis                                                   20

Mills Comparable Sales Analysis                                              21

Capital Expenditures                                                       22-24

                             THE MILLS CORPORATION
                                    OVERVIEW


THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of March 31, 1999, a 1% interest as the sole general partner and a 58.3% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects) and community shopping centers (the "Community Centers"). As of March 31, 1999, the Operating Partnership owns or holds an interest in the following operating properties:

          Mills                                   Location (Metropolitan Market Served)
          -----                                   -------------------------------------

          Franklin Mills                          Philadelphia, PA
          Gurnee Mills                            Gurnee, IL (Chicago)
          Potomac Mills                           Woodbridge, VA (Washington, DC)
          Sawgrass Mills                          Sunrise, FL (Ft. Lauderdale)
          Ontario Mills                           Ontario, CA (Los Angeles)
          Grapevine Mills                         Grapevine, TX (Dallas/Fort Worth)
          Arizona Mills                           Tempe, AZ (Phoenix)

          Block
          -----
          The Block at Orange                     Orange, CA (Los Angeles)

          Community Centers
          -----------------

          Butterfield Plaza                       Downers Grove, IL
          Coopers Plaza                           Voorhees, NJ
          Crosswinds Center                       St. Petersburg, FL
          Fashion Place                           Columbia, SC
          Germantown Commons Shopping Center      Germantown, MD
          Gwinnett Marketfair                     Duluth, GA
          Liberty Plaza                           Philadelphia, PA
          Montgomery Village Off-Price Center     Gaithersburg, MD
          Mount Prospect Plaza                    Mount Prospect, IL
          West Falls Church Outlet Center         Falls Church, VA
          Western Hills Plaza                     Cincinnati, OH


In addition to the operating properties, the Company is actively involved in the pre-development or development of a number of new projects, including Sawgrass Phase III Expansion (Sunrise, FL), Katy Mills (Houston, TX), Concord Mills (Charlotte, NC), Opry Mills (Nashville, TN), Arundel Mills (Dorchester, MD), Vaughan Mills (Toronto, Canada), and Meadowlands Mills (Carlstadt, NJ).

PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of March 31, 1999 for the Company and Operating Partnership.

                             THE MILLS CORPORATION
                                    OVERVIEW

CAUTIONARY STATEMENT

Certain matters discussed in this Form 8-K and the information incorporated by reference herein contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operation and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                             THE MILLS CORPORATION
                             SUMMARY OF PROPERTIES

      The following table sets forth certain information with respect to the Properties and Mills under construction/development as of March 31, 1999:

                                                                                                             Anchor
                                                                                          Total               Store
                                  Metropolitan           Year          Ownership           GLA                 GLA
    Name/Location                Area Serviced          Opened         Percentage     (Sq. Ft.) (1)        (sq.ft.) (1)
-----------------------          -------------          ------         ----------    ---------------      --------------

MILLS
Potomac Mills...............    Washington D.C./         1985           100%                1,637,065          996,551
       Woodbridge, VA            Baltimore
Franklin Mills..............    Philadelphia/            1989           100%                1,739,849        1,143,476
       Philadelphia, PA          Wilmington
Sawgrass Mills..............    Fort Lauderdale, FL/     1990           100%                1,904,822        1,228,205
       Sunrise, FL               Miami/Palm Beach
Gurnee Mills................    Chicago/Milwaukee        1991           100%                1,653,978        1,020,676
        Gurnee, IL
Ontario Mills...............    Los Angeles              1996            50%                1,345,096  (4)     825,820
        Ontario, CA
Grapevine Mills.............    Dallas/Fort Worth        1997           37.5%               1,241,410  (5)     698,010
     Grapevine, TX
Arizona Mills...............    Phoenix                  1997           36.8%               1,233,893          700,731
     Tempe, AZ
                                                                                     -----------------    -------------
           MILLS TOTALS/WEIGHTED AVERAGES...                                               10,756,113        6,613,469
                                                                                     =================    =============

The Block at Orange          Los Angeles/Orange          1998            50%                  642,554          359,701
                             County                                                  =================    =============


COMMUNITY CENTERS (11 CENTERS)                                                              2,220,320        1,363,129
                                                                                     =================    =============

                                                Specialty                                                         12 Mos. Ended
                                                 Store                           Annualized          No. of          3/31/99
                                                  GLA           Percent             Base             Anchor      Specialty Store
    Name/Location                             (sq.ft.) (1)      Leased (2)        Rent (6)          Stores (3)      Sales PSF
-----------------------                      --------------     ----------        --------          ----------      ---------

MILLS
Potomac Mills..............                       640,514              96%      $ 21,159,941           17              $ 320
       Woodbridge, VA
Franklin Mills...............                     596,373              97%        18,467,441           19                299
       Philadelphia, PA
Sawgrass Mills............                        676,617              98%        25,136,733           20                445
       Sunrise, FL
Gurnee Mills................                      633,302              97%        17,379,709           16                281
        Gurnee, IL
Ontario Mills................                     519,276              99%        18,473,903           18                347
        Ontario, CA
Grapevine Mills.............                      543,400              97%        20,558,779           16                296
     Grapevine, TX
Arizona Mills................                     533,162              97%        19,343,692           15                294
     Tempe, AZ
                                             -------------                    -----------------   -------------
           MILLS TOTALS/WEIGHTED AVERAGES...    4,142,644              97%     $ 140,520,198          121              $ 330
                                             =============                    =================   =============

The Block at Orange                               282,853              94%     $  14,352,344           9             N/A (7)
                                             =============                    =================   =============


COMMUNITY CENTERS (11 CENTERS)                    857,191              88%     $  18,565,161           28
                                             =============                    =================   =============

(1) Includes 963,173 square feet of GLA owned by certain anchor store tenant as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza - 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA and Ontario Mills - 125,000 square feet of GLA.
(2) GLA leased is defined as follows: (I) all space leased and for which rent is being paid as of March 1, 1999, excluding tenants with leases having a term of less than 1 year plus GLA owned by store tenants described in footnote (1).
(3) Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1). (4)Ontario Mills will contain approximately 1.7 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.
(5) Grapevine Mills will contain approximately 1.5 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.
(6) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising GLOA at 3/99 multiplied by 12, excluding tenants as noted in footnote (1) and ground leases of 152,370 square feet at Franklin Mills and 16,595 square feet at Ontario Mills.
(7) 1999 sales per square foot information is not available for The Block at Orange which commenced business in November 1998.

                            THE MILLS CORPORATION
                            SUMMARY OF PROPERTIES

MILLS UNDER CONSTRUCTION/DEVELOPMENT

                                                                                                            Estimated
                                                       Anticipated       Approx.                            Aggregate
                                  Metropolitan           Opening           GLA           Company             Project
    Name/Location                Area Serviced           Date (1)    (Sq. Ft.) (1,2)    Ownership            Cost (1)
---------------------            -------------         -----------   ---------------    ---------          -----------
                                                                                                            (millions)
Sawgrass Phase III Expansion     Fort Lauderdale, FL/      Spring         300,000         50.0%                $ 68
  Sunrise, FL                      Miami/Palm Beach       1999 (6)

Katy Mills                       Houston                    Fall        1,200,000         62.5%                $ 225
  Houston, TX                                               1999

Concord Mills                    Charlotte                  Fall        1,400,000         37.5%                $ 211
  Concord, NC                                               1999

Opry Mills                       Nashville                 Spring       1,200,000         66.7%                $ 222
  Nashville, TN                                             2000

Arundel Mills                    Baltimore/                 Fall        1,300,000        N/A (3)               $ 222
  Dorchester, MD                   Washington D.C.          2000

Vaughan Mills                    Toronto                  N/A (3)       1,400,000        N/A (3)             N/A (3)
  Toronto, Canada

Meadowlands Mills                New York City/           N/A (3)       N/A (3)            66.7%             N/A (3)
  Carlstadt, NJ                    Northern New Jersey

                                                                    Anchor
                                  Required                           Store
                                Equity from      Percentage         Tenant
    Name/Location                 Company      Pre-leased (7)     Commitments
---------------------           -----------    --------------     -----------
                                 (millions)
Sawgrass Phase III Expansion      $    -            87%                 4
  Sunrise, FL

Katy Mills                           26.25          57%                 13
  Houston, TX

Concord Mills                        12.50          61%                 11
  Concord, NC

Opry Mills                           50.00          25%                 7
  Nashville, TN

Arundel Mills                       N/A (3)       N/A (4)            N/A (4)
  Dorchester, MD

Vaughan Mills                       N/A (3)       N/A (4)            N/A (4)
  Toronto, Canada

Meadowlands Mills                    35.00        N/A (5)            N/A (5)
  Carlstadt, NJ

(1) Anticipated Opening Dates, Approximate GLA, and Estimated Aggregate Project Cost may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.
(2) Approximate GLA includes space that may be owned by certain anchor store tenants.
(3) The ownership structure, budgets, start dates and/or opening dates for these properties have not yet been determined.
(4) The Company's leasing efforts have not yet commenced for these projects.
(5) Leasing activity has not yet commenced for this project, however, the Company has received letters of interest from 17 anchor store tenants.
(6) The expansion opened on April 15, 1999.
(7) Consists of fully executed leases as of March 31, 1999.

                             THE MILLS CORPORATION
                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    THREE MONTHS ENDED
                                                                                        March 31
                                                                                1999              1998
                                                                             -----------       -----------
STATEMENT OF OPERATIONS DATA:

     REVENUES:
        Minimum rent                                                            $26,017           $24,537
        Percentage rent                                                             196             1,166
        Recoveries from tenants                                                  13,332            12,064
        Other property revenue                                                    1,665             1,490
        Fee income                                                                3,328             1,379
        Interest income                                                           1,054             1,109
                                                                             -----------       -----------
        Total revenues                                                           45,592            41,745

     EXPENSES:
        Recoverable from tenants                                                 11,722            10,383
        Other property operating                                                  1,202             1,489
        General and administrative                                                2,924             2,406
        Interest expense                                                         11,123            11,094
        Depreciation and amortization                                             8,617             9,612
                                                                             -----------       -----------
        Total expenses                                                           35,588            34,964

     Other income/(expense)                                                        (179)              (43)
     Equity in earnings of unconsolidated joint ventures                          1,017             1,940
                                                                             -----------       -----------

     Income before extraordinary item and minority interest                      10,842             8,678

     Extraordinary losses on debt extinguishments                                (2,762)                -
                                                                             -----------       -----------

     Income before minority interest                                              8,080             8,678

     Minority interest                                                           (3,285)           (3,558)
                                                                             -----------       -----------

     Net income                                                                  $4,795            $5,120
                                                                             ===========       ===========

     Income per share before extraordinary item                                   $0.28             $0.22
                                                                             ===========       ===========
     Net income per share (Basic)                                                 $0.21             $0.22
                                                                             ===========       ===========
     Net income per share (Diluted)                                               $0.21             $0.22
                                                                             ===========       ===========

FUNDS FROM OPERATIONS (*):
     Income before extraordinary item
        and minority interest                                                   $10,842            $8,678

     Adjustments:
        Add:  Depreciation and amortization of real estate
              assets                                                              7,714             8,559
        Add:  Real estate depreciation and amortization
              of unconsolidated joint ventures                                    2,748             2,334
                                                                             -----------       -----------

     Funds from operations                                                      $21,304           $19,571
                                                                             ===========       ===========


     BASIC:
     Weighted average shares                                                     23,111            22,910
     Weighted average shares and units                                           38,956            38,842

     DILUTED:
     Weighted average shares                                                     23,225            23,339
     Weighted average shares and units                                           39,069            39,259

-------------------------------------------------

(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                (IN THOUSANDS)
                                  (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 11 AND IS NOT INTENDED BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE THREE MONTHS ENDED MARCH 31, 1999

WHOLLY OWNED PROPERTIES

                                                                                                  Community
                                 Potomac      Franklin    Sawgrass      Gurnee      Mainstreet    Centers       Total
                                 -------      --------    --------      ------      ----------    ---------     -----

RENTAL REVENUES:
     Minimum rent                     $5,353       $4,682      $6,497        $4,393         $401       $4,691      $26,017
     Percentage rent                       7           37          87             7           58            -          196
     Recoveries from tenants           2,420        2,956       3,931         2,437            -        1,588       13,332
     Other revenue                       179          179         770           284          232           21        1,665
                                 ------------------------------------------------------------------------------------------
       Total rental revenues           7,959        7,854      11,285         7,121          691        6,300       41,210

PROPERTY OPERATING COSTS:
     Recoverable from tenants          2,126        2,336       3,556         2,150            0        1,554       11,722
     Other operating                     245          203         123           168          373           90        1,202
                                 ------------------------------------------------------------------------------------------
       Total property
         operating costs (1)           2,371        2,539       3,679         2,318          373        1,644       12,924

                                 ------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME              5,588        5,315       7,606         4,803          318        4,656       28,286
                                 ==========================================================================================


UNCONSOLIDATED JOINT VENTURES

                                 Ontario     Grapevine    Arizona      The Block      Other        Total
                                 -------     ---------    -------      ---------      -----        -----

RENTAL REVENUES:
     Minimum rent                    $ 4,861      $ 5,351     $ 5,081       $ 3,896        $ 223     $ 19,412
     Percentage rent                       -            -         110             -            -          110
     Recoveries from tenants           2,376        2,470       2,102         1,010            4        7,962
     Other revenue                       378          414         358           317            -        1,467
                                 -----------------------------------------------------------------------------
       Total rental revenues           7,615        8,235       7,651         5,223          227       28,951

PROPERTY OPERATING COSTS:
     Recoverable from tenants          2,189        2,356       2,107         1,288           40        7,980
     Other operating                     236          296         353            76          120        1,081
                                 -----------------------------------------------------------------------------
       Total property
         operating costs  (1)          2,425        2,652       2,460         1,364          160        9,061

                                 -----------------------------------------------------------------------------
PROPERTY OPERATING INCOME            $ 5,190      $ 5,583     $ 5,191       $ 3,859         $ 67     $ 19,890
                                 =============================================================================

(1) Total property operating costs excludes management fees as follows:
    Potomac Mills - $202, Franklin Mills - $193, Sawgrass Mills - $310, Gurnee Mills - $197, Community Centers - $192, Ontario Mills - $182, Grapevine Mills - $209, Arizona Mills - $148, The Block at Orange - $189 and Other - $2.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                (IN THOUSANDS)
                                  (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 11 AND IS NOT INTENDED BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED MARCH 31, 1998

WHOLLY OWNED PROPERTIES

                                                                                                       Community
                                    Potomac      Franklin     Sawgrass      Gurnee      Mainstreet      Centers         Total
                                    -------      --------     --------      ------      ----------     ---------        -----

RENTAL REVENUES:
     Minimum rent                      $5,199       $4,147       $6,402        $4,173         $332         $4,284        $24,537
     Percentage rent                      107          144          621           171           45             78          1,166
     Recoveries from tenants            2,216        2,781        3,480         2,269           11          1,307         12,064
     Other revenue                        146          218          700           296          104             26          1,490
                                  -----------------------------------------------------------------------------------------------
         Total rental revenues          7,668        7,290       11,203         6,909          492          5,695         39,257

PROPERTY OPERATING COSTS:
     Recoverable from tenants           1,838        2,170        3,053         2,031            0          1,291         10,383
     Other operating                      216          244          140           348          356            165          1,469
                                  -----------------------------------------------------------------------------------------------
         Total property
           operating costs (1)          2,054        2,414        3,193         2,379          356          1,456         11,852

                                  -----------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME               5,614        4,876        8,010         4,530          136          4,239         27,405
                                  ===============================================================================================


UNCONSOLIDATED JOINT VENTURES

                                  Ontario     Grapevine     Arizona        Other        Total
                                  -------     ---------     -------        -----        -----
RENTAL REVENUES:
     Minimum rent                     $ 4,686      $ 4,860      $ 4,433          $ 94     $ 14,073
     Percentage rent                      224          180          106             -          510
     Recoveries from tenants            2,106        1,887        1,616             6        5,615
     Other revenue                        394          443          284             -        1,121
                                  -----------------------------------------------------------------
         Total rental revenues          7,410        7,370        6,439           100       21,319

PROPERTY OPERATING COSTS:
     Recoverable from tenants           2,054        1,881        1,560            30        5,525
     Other operating                      198          111          311           181          801
                                  -----------------------------------------------------------------
         Total property
           operating costs (1)          2,252        1,992        1,871           211        6,326

                                  -----------------------------------------------------------------
PROPERTY OPERATING INCOME             $ 5,158      $ 5,378      $ 4,568        $ (111)    $ 14,993
                                  =================================================================

(1) Total property operating costs excludes management fees as follows:
    Potomac Mills - $221, Franklin Mills - $184, Sawgrass Mills - $350, Gurnee Mills - $180, Community Centers - $180, Ontario Mills - $208, Grapevine Mills - $230, Arizona Mills - $90 and Other - $4.

]                             THE MILLS CORPORATION
                         UNCONSOLIDATED JOINT VENTURES
                     NET INCOME AND FUNDS FROM OPERATIONS
                                (IN THOUSANDS)
                                  (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 1999

                                        Ontario      Grapevine      Arizona      The Block       Other          Total
                                        -------      ---------      -------      ---------       -----          -----

REVENUES:
     Minimum rent                          $ 4,861       $ 5,351       $ 5,081       $ 3,896          $ 223      $ 19,412
     Percentage rent                             -             -           110             -              -           110
     Recoveries from tenants                 2,376         2,470         2,102         1,010              4         7,962
     Interest income                           144           454            14           549             88         1,249
     Other revenue                             378           414           358           317              -         1,467
                                     -------------------------------------------------------------------------------------
        Total revenues                       7,759         8,689         7,665         5,772            315        30,200

EXPENSES:
     Recoverable from tenants               (2,189)       (2,356)       (2,107)       (1,288)           (40)       (7,980)
     Other operating                          (418)         (505)         (501)         (265)          (122)       (1,811)
     Interest expense                       (2,473)       (2,481)       (2,250)       (1,649)           (95)       (8,948)
     Depreciation and amortization          (2,108)       (2,218)       (1,826)       (1,971)           (75)       (8,198)
                                     -------------------------------------------------------------------------------------
       Total Expenses                       (7,188)       (7,560)       (6,684)       (5,173)          (332)      (26,937)

     Gain (Loss) on Land Sales                   -             -             -             -              -             -
     Other                                       -             -           (15)           (6)             -           (21)
                                     -------------------------------------------------------------------------------------

NET INCOME                                     571         1,129           966           593            (17)        3,242
                                     =====================================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary items              571         1,129           966           593            (17)        3,242

Adjustments:
     Add: Depreciation and
         amortization of
         real estate assets                  2,072         2,175         1,718         1,816             75         7,856
                                     -------------------------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                $ 2,643       $ 3,304       $ 2,684       $ 2,409           $ 58      $ 11,098
                                     =====================================================================================

MILLS ALLOCATIONS:

     Mills share of FFO                      1,152         1,121           989           510             (7)        3,765
     Management Fees due Mills                 182           209           148           189              2           730
                                     -------------------------------------------------------------------------------------

     Total Mills FFO                       $ 1,334       $ 1,330       $ 1,137         $ 699           $ (5)      $ 4,495
                                     =====================================================================================

     Mills share of net income               $ 249         $ 383         $ 356         $ 126          $ (96)      $ 1,017
                                     =====================================================================================

(1) Total property operating costs includes management fees as follows:
    Ontario Mills - $182, Grapevine Mills - $209, Arizona Mills - $148, The Block at Orange - $189 and Other - $2.

                             THE MILLS CORPORATION
                              OCCUPANCY ANALYSIS

                              GROSS LEASED & OCCUPIED AREA (S.F.) (1)      GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)

                                            GLA Occupied (3)                     Total Small    GLA Occupied (3)
Project                      Total GLA          at 3/99            %             Shop GLA           at 3/99           %
-------                      ---------          -------            -             --------           -------           -
Potomac Mills                1,637,065         1,577,365         96.35%            640,514           600,885        93.81%
Franklin Mills               1,739,849         1,686,984         96.96%            596,373           543,508        91.14%
Sawgrass Mills               1,904,822         1,867,330         98.03%            676,617           659,125        97.41%
Gurnee Mills                 1,653,978         1,602,909         96.91%            633,302           582,233        91.94%
                          -----------------------------------------------      ---------------------------------------------
Total Mills                  6,935,714         6,734,588         97.10%          2,546,806         2,385,751        93.68%

Butterfield                    114,610           114,610        100.00%             72,677            72,677       100.00%
Coopers Crossing               173,509           173,509        100.00%             14,953            14,953       100.00%
Crosswinds                     144,273           142,940         99.08%             23,298            21,965        94.28%
Fashion Place                  147,950           131,918         89.16%             74,692            58,660        78.54%
Germantown                     177,097           162,685         91.86%            130,341           115,929        88.94%
Gwinnett                       194,503           184,913         95.07%             96,956            87,366        90.11%
Liberty Plaza                  315,067           297,803         94.52%             52,320            35,056        67.00%
Montgomery Village             117,391           105,783         90.11%             80,986            69,378        85.67%
Mt. Prospect                   298,600           289,807         97.06%            126,005           117,212        93.02%
West Falls Church               87,824            85,433         97.28%             49,983            47,592        95.22%
Western Hills                  449,496           258,394         57.49%            134,980           103,098        76.38%
                          -----------------------------------------------      ---------------------------------------------
                             2,220,320         1,947,795         87.73%            857,191           743,886        86.78%

                          -----------------------------------------------      ---------------------------------------------
Total Wholly Owned           9,156,034         8,682,383         94.83%          3,403,997         3,129,637        91.94%
                          ===============================================      =============================================

Joint Ventures:

Ontario Mills                1,345,096         1,332,952         99.10%            519,276           507,132        97.66%
Grapevine Mills              1,241,410         1,209,822         97.46%            543,400           511,812        94.19%
Arizona Mills                1,233,893         1,197,839         97.08%            533,162           497,108        93.24%
The Block at Orange            642,554           601,827         93.66%            282,853           242,126        85.60%
                          -----------------------------------------------      ---------------------------------------------

Total Joint Ventures         4,462,953         4,342,440         97.30%          1,878,691         1,758,178        93.59%
                          ===============================================      =============================================

Total Mills                 10,756,113        10,475,201         97.39%          4,142,644         3,901,803        94.19%
                          ===============================================      =============================================

Total Wholly Owned
  and Joint Venture         13,618,987        13,024,823         95.64%          5,282,688         4,887,815        92.53%
                          ===============================================      =============================================

                                        TOTAL VACANT S.F.

                                           Vacancies
Project                      Anchor        Small Shop        Total
-------                      ------        ----------        -----
Potomac Mills                  20,071        39,629          59,700
Franklin Mills                      0        52,865          52,865
Sawgrass Mills                 20,000        17,492          37,492
Gurnee Mills                        0        51,069          51,069
                           ------------------------------------------
Total Mills                    40,071       161,055         201,126

Butterfield                         0             0               0
Coopers Crossing                    0             0               0
Crosswinds                          0         1,333           1,333
Fashion Place                       0        16,032          16,032
Germantown                          0        14,412          14,412
Gwinnett                            0         9,590           9,590
Liberty Plaza                       0        17,264          17,264
Montgomery Village                  0        11,608          11,608
Mt. Prospect                        0         8,793           8,793
West Falls Church                   0         2,391           2,391
Western Hills                 159,220        31,882         191,102
                           ------------------------------------------
                              159,220       113,305         272,525

                           ------------------------------------------
Total Wholly Owned            199,291       274,360         473,651
                           ==========================================

Joint Ventures:

Ontario Mills                       0        12,144          12,144
Grapevine Mills                     0        31,588          31,588
Arizona Mills                       0        36,054          36,054
The Block at Orange                 0        40,727          40,727
                           ------------------------------------------

Total Joint Ventures                0       120,513         120,513
                           ==========================================

Total Mills                    40,071       240,841         280,912
                           ==========================================

Total Wholly Owned
  and Joint Venture           199,291       394,873         594,164
                           ==========================================


(1) Includes 963,173 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and at Ontario Mills of 16,595 square feet are also included.
(2) Anchor stores include all stores occupying more than 20,000 square feet.
(3) GLA occupied is defined as follows: (I) all space leased and for which rent is being paid as of March 1, 1999, excluding tenants with leases that have a term of less than 1 year (ii) GLA owned by certain store tenants.

                              THE MILLS CORPORATION
                            LEASE EXPIRATION SCHEDULE

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 1999 multiplied by 12.

                              No. of                 1999 (1)                     No. of                    2000
                              Leases                Annualized                    Leases                 Annualized
                             Expiring     Sq Ft     Min. Rent       psf           Expiring   Sq Ft        Min. Rent     psf
                             --------     -----     ----------      ---           --------   -----        ---------     ---

Potomac Mills:
   Anchors    (2)                 -           -    $         -    $  -               -            -    $          -   $     -
   Majors     (2)                 1      42,212        316,590       7.50            1       41,321         309,908      7.50
   Specialty                     11      30,488        669,830      21.97           28       75,953       1,940,779     25.55
   Food Court                     2       1,567         85,934      54.84            3        2,331         155,647     66.77
                             ----------------------------------------------       ---------------------------------------------
                                 14      74,267    $ 1,072,354    $ 14.44           32      119,605    $  2,406,334   $ 20.12


Franklin Mills:
   Anchors    (2)                 -           -    $         -    $  -               -            -    $          -   $     -
   Majors     (2)                 -           -              -       -               1       32,637         297,256      9.11
   Specialty                     23      78,202      1,781,659      22.78           23       86,312       1,847,995     21.41
   Food Court                     6       5,112        295,361      57.78            -            -               -         -
                             ----------------------------------------------       ---------------------------------------------
                                 29      83,314    $ 2,077,020    $ 24.93           24      118,949    $  2,145,251   $ 18.04


Sawgrass Mills:
   Anchors    (2)                 -           -    $         -    $  -               1       78,619    $    255,512   $  3.25
   Majors     (2)                 -           -              -       -               1       20,189         240,000     11.89
   Specialty                      3       2,697        149,810      55.55           61      207,935       4,948,054     23.80
   Food Court                     2       1,206         80,500      66.75           21       17,931         994,016     55.44
                             ----------------------------------------------       ---------------------------------------------
                                  5       3,903    $   230,310    $ 59.01           84      324,674    $  6,437,582   $ 19.83


Gurnee Mills:
   Anchors    (2)                 -           -    $         -    $  -               -            -    $          -   $     -
   Majors     (2)                 -           -              -       -               -            -               -         -
   Specialty                     12      49,554        913,356      18.43           18       54,734       1,007,363     18.40
   Food Court                     -           -              -       -               1          657          24,309     37.00
                             ----------------------------------------------       ---------------------------------------------
                                 12      49,554    $   913,356    $ 18.43           19       55,391    $  1,031,672   $ 18.63


Total w/o Joint Ventures:
   Anchors    (2)                 -           -    $         -    $  -               1       78,619    $    255,512   $  3.25
   Majors     (2)                 1      42,212        316,590       7.50            3       94,147         847,164      9.00
   Specialty                     49     160,941      3,514,655      21.84          130      424,934       9,744,191     22.93
   Food Court                    10       7,885        461,795      58.57           25       20,919       1,173,972     56.12
                             ----------------------------------------------       ---------------------------------------------
                                 60     211,038    $ 4,293,040    $ 20.34          159      618,619    $ 12,020,839   $ 19.43
                             ==============================================      ==============================================

                              No. of                   2001                       No. of               After 2001
                              Leases                Annualized                    Leases               Annualized
                             Expiring     Sq Ft      Min. Rent      psf           Expiring   Sq Ft     Min. Rent        psf
                             --------     -----      ---------      ---           --------   -----     ----------       ---

Potomac Mills:
   Anchors    (2)                 -           -   $          -    $  -               5      530,633    $  3,040,838   $  5.73
   Majors     (2)                 2      67,052        602,846       8.99            7      215,262       1,922,461      8.93
   Specialty                     26      67,684      1,757,763      25.97          114      416,575       9,961,874     23.91
   Food Court                     3       2,484        149,601      60.23            6        3,803         245,870     64.65
                             ----------------------------------------------       ---------------------------------------------
                                 31     137,220   $  2,510,210    $ 18.29          132    1,166,273    $ 15,171,043   $ 13.01


Franklin Mills:
   Anchors    (2)                 1      70,701   $    484,302    $  6.85            4      358,233    $  2,970,753   $  8.29
   Majors     (2)                 1      25,127        178,402       7.10            9      294,796       2,887,632      9.80
   Specialty                     35     103,486      2,157,761      20.85           67      265,170       5,374,994     20.27
   Food Court                     2       1,000         37,990      37.99            6        4,226         153,336     36.28
                             ----------------------------------------------       ---------------------------------------------
                                 39     200,314   $  2,858,455    $ 14.27           86      922,425    $ 11,386,715   $ 12.34


Sawgrass Mills:
   Anchors    (2)                 2     147,915   $  1,101,435    $  7.45            5      432,246    $  2,836,951   $  6.56
   Majors     (2)                 -           -              -       -               8      247,462       2,994,677     12.10
   Specialty                     47     165,654      3,946,598      23.82           81      254,930       7,237,697     28.39
   Food Court                     5       4,313        217,503      50.43            3        4,459         133,980     30.05
                             ----------------------------------------------       ---------------------------------------------
                                 54     317,882   $  5,265,536    $ 16.56           97      939,097    $ 13,203,305   $ 14.06


Gurnee Mills:
   Anchors    (2)                 3     231,271   $  1,381,540    $  5.97            3      303,714    $  1,410,715   $  4.64
   Majors     (2)                 1      40,752        289,339       7.10            6      194,133       2,079,304     10.71
   Specialty                     58     195,480      3,859,827      19.75           68      263,642       5,420,529     20.56
   Food Court                    14      10,061        569,153      56.57           12        8,105         424,274     52.35
                             ----------------------------------------------       ---------------------------------------------
                                 76     477,564   $  6,099,859    $ 12.77           89      769,594    $  9,334,822   $ 12.13


Total w/o Joint Ventures
   Anchors    (2)                 6     449,887   $  2,967,277    $  6.60           17    1,624,826    $ 10,259,257   $  6.31
   Majors     (2)                 4     132,931      1,070,587       8.05           30      951,653       9,884,074     10.39
   Specialty                    166     532,304     11,721,949      22.02          330    1,200,317      27,995,094     23.32
   Food Court                    24      17,858        974,247      54.56           27       20,593         957,460     46.49
                             ----------------------------------------------       ---------------------------------------------
                                200   1,132,980   $ 16,734,060    $ 14.77          404    3,797,389    $ 49,095,885   $ 12.93
                             ==============================================      ==============================================

                              No. of                   Total
                              Leases                Annualized
                             Expiring    Sq Ft       Min. Rent      psf
                             --------    -----       ---------      ---

Potomac Mills:
   Anchors    (2)                 5     530,633   $  3,040,838    $  5.73
   Majors     (2)                11     365,847      3,151,805       8.62
   Specialty                    179     590,700     14,330,246      24.26
   Food Court                    14      10,185        637,052      62.55
                             ----------------------------------------------
                                209   1,497,365   $ 21,159,941    $ 14.13


Franklin Mills:
   Anchors    (2)                 5     428,934   $  3,455,055    $  8.05
   Majors     (2)                11     352,560      3,363,290       9.54
   Specialty                    148     533,170     11,162,409      20.94
   Food Court                    14      10,338        486,687      47.08
                             ----------------------------------------------
                                178   1,325,002   $ 18,467,441    $ 13.94


Sawgrass Mills:
   Anchors    (2)                 8     658,780   $  4,193,898    $  6.37
   Majors     (2)                 9     267,651      3,234,677      12.09
   Specialty                    192     631,216     16,282,159      25.79
   Food Court                    31      27,909      1,425,999      51.09
                             ----------------------------------------------
                                240   1,585,556   $ 25,136,733    $ 15.85


Gurnee Mills:
   Anchors    (2)                 6     534,985   $  2,792,255    $  5.22
   Majors     (2)                 7     234,885      2,368,643      10.08
   Specialty                    156     563,410     11,201,075      19.88
   Food Court                    27      18,823      1,017,736      54.07
                             ----------------------------------------------
                                196   1,352,103   $ 17,379,709    $ 12.85


Total w/o Joint Ventures
   Anchors    (2)                24   2,153,332   $ 13,482,046    $  6.26
   Majors     (2)                38   1,220,943     12,118,415       9.93
   Specialty                    675   2,318,496     52,975,889      22.85
   Food Court                    86      67,255      3,567,474      53.04
                             ----------------------------------------------
                                823   5,760,026   $ 82,143,824    $ 14.26
                             ==============================================

(1) The 1999 amounts represent the total square footage and total annualized minimum rent that will expire during the last nine months of 1999.
(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                              THE MILLS CORPORATION
                            LEASE EXPIRATION SCHEDULE

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 1999 multiplied by 12.

                       No. of               1999 (1)                No. of                  2000                No. of
                       Leases              Annualized               Leases               Annualized             Leases
                      Expiring   Sq Ft      Min. Rent       psf    Expiring   Sq Ft       Min. Rent     psf    Expiring   Sq Ft
                      --------   -----      ---------       ---    --------   -----       ---------     ---    --------   -----

Ontario Mills:
   Anchors     (2)        -          -     $        -      $    -      -           -    $         -    $ -         -           -
   Majors      (2)        -          -              -           -      -           -              -      -         -           -
   Specialty              5     10,414        271,140       26.04      6      13,267        332,266     25.04     50     209,623
   Food Court             -          -              -           -      -           -              -      -         -           -
                      -------------------------------------------  ------------------------------------------  -----------------
                          5     10,414     $  271,140      $26.04      6      13,267    $   332,266    $25.04     50     209,623


Arizona Mills:
   Anchors     (2)        -          -     $        -      $    -      -           -    $         -    $ -         -           -
   Majors      (2)        -          -              -           -      -           -              -      -         -           -
   Specialty              -          -              -           -      8      22,218        609,117     27.42     11      23,803
   Food Court             -          -              -           -      -           -              -      -         -           -
                      -------------------------------------------  ------------------------------------------  -----------------
                          -          -     $        -      $    -      8      22,218    $   609,117    $27.42     11      23,803


Grapevine Mills:
   Anchors     (2)        -          -     $        -      $    -      -           -    $         -    $ -         -           -
   Majors      (2)        -          -              -           -      -           -              -      -         -           -
   Specialty              3      6,340        121,965       19.24      7      13,723        358,792     26.15     12      30,676
   Food Court             -          -              -           -      -           -              -      -         -           -
                      -------------------------------------------  ------------------------------------------  -----------------
                          3      6,340     $  121,965      $19.24      7      13,723    $   358,792    $26.15     12      30,676


Total with Joint Ventures:
   Anchors     (2)        -          -     $        -      $    -      1      78,619    $   255,512    $ 3.25      6     449,887
   Majors      (2)        1     42,212        316,590        7.50      3      94,147        847,164      9.00      4     132,931
   Specialty             57    177,695      3,907,760       21.99    151     474,142     11,044,366     23.29    239     796,406
   Food Court            10      7,885        461,795       58.57     25      20,919      1,173,972     56.12     24      17,858
                      -------------------------------------------  ------------------------------------------  -----------------
                         68    227,792     $4,686,145      $20.57    180     667,827    $13,321,014    $19.95    273   1,397,082
                      ===========================================  ==========================================  =================

The Block at Orange
   Anchors     (2)        -          -     $        -      $    -      -           -    $         -    $ -         -           -
   Majors      (2)        -          -              -           -      -           -              -      -         -           -
   Specialty              -          -              -           -      2         826         72,210     87.42      6       5,910
   Food Court             -          -              -           -      -           -              -      -         -           -
                      -------------------------------------------  ------------------------------------------  -----------------
                          -          -     $        -      $    -      2         826    $    72,210    $87.42      6       5,910


Community Centers:
   Anchors     (2)        -          -     $        -      $    -      -           -    $         -    $ -         -           -
   Majors      (2)        -          -              -           -      1      21,007        278,343     13.25      1      24,300
   Specialty             22     57,268        842,868       14.72     26     110,860      1,238,226     11.17     45     163,089
   Food Court             -          -              -           -      -           -              -      -         -           -
                      -------------------------------------------  ------------------------------------------  -----------------
                         22     57,268     $  842,868      $14.72     27     131,867    $ 1,516,569    $11.50     46     187,389
                      ===========================================  ==========================================  =================

Totals
   Anchors     (2)        -          -     $        -      $    -      1      78,619    $   255,512    $ 3.25      6     449,887
   Majors      (2)        1     42,212        316,590        7.50      4     115,154      1,125,507      9.77      5     157,231
   Specialty             79    234,963      4,750,628       20.22    179     585,828     12,354,802     21.09    290     965,405
   Food Court            10      7,885        461,795       58.57     25      20,919      1,173,972     56.12     24      17,858
                      -------------------------------------------  ------------------------------------------  -----------------
                         90    285,060     $5,529,013      $19.40    209     800,520    $14,909,793    $18.63    325   1,590,381
                      ===========================================  ==========================================  =================


                       2001                  No. of               After 2001           No. of                    Total
                    Annualized               Leases               Annualized           Leases                  Annualized
                     Min. Rent      psf     Expiring    Sq Ft      Min. Rent    psf    Expiring    Sq Ft        Min. Rent      psf
                     --------       ---     --------    -----      ---------    ---    --------    -----        ---------      ---

Ontario Mills:
   Anchors     (2)   $         -    $    -       4      286,023  $  1,883,132  $ 6.58      4        286,023    $  1,883,132   $ 6.58
   Majors      (2)             -         -      13      414,797     5,000,587   12.06     13        414,797       5,000,587    12.06
   Specialty           4,093,677     19.53      85      245,503     6,298,936   25.66    146        478,807      10,996,019    22.97
   Food Court                  -         -       3       11,730       594,165   50.65      3         11,730         594,165    50.65
                     ----------------------------------------------------------------  ---------------------------------------------
                     $ 4,093,677    $19.53     105      958,053  $ 13,776,820  $14.38    166      1,191,357    $ 18,473,903   $15.51


Arizona Mills:
   Anchors     (2)   $         -    $    -       5      382,513  $  3,138,643  $ 8.21      5        382,513    $  3,138,643   $ 8.21
   Majors      (2)             -         -      11      318,218     4,410,302   13.86     11        318,218       4,410,302    13.86
   Specialty             636,079     26.72     116      437,163     9,717,049   22.23    135        483,184      10,962,245    22.69
   Food Court                  -         -       1       13,924       832,502   59.79      1         13,924         832,502    59.79
                     ----------------------------------------------------------------  ---------------------------------------------
                     $   636,079    $26.72     133    1,151,818  $ 18,098,496  $15.71    152      1,197,839    $ 19,343,692   $16.15


Grapevine Mills:
   Anchors     (2)   $         -    $    -       3      315,042  $  3,638,510  $11.55      3        315,042    $  3,638,510   $11.55
   Majors      (2)             -         -      13      382,968     5,038,296   13.16     13        382,968       5,038,296    13.16
   Specialty             691,989     22.56     131      451,273    10,121,227   22.43    153        502,012      11,293,973    22.50
   Food Court                  -         -       1        9,800       588,000   60.00      1          9,800         588,000    60.00
                     ----------------------------------------------------------------  ---------------------------------------------
                     $   691,989    $22.56     148    1,159,083  $ 19,386,033  $16.73    170      1,209,822    $ 20,558,779   $16.99


Total with Joint Ventures:
   Anchors     (2)   $ 2,967,277    $ 6.60      29    2,608,404  $ 18,919,542  $ 7.25     36      3,136,910    $ 22,142,331   $ 7.06
   Majors      (2)     1,070,587      8.05      67    2,067,636    24,333,259   11.77     75      2,336,926      26,567,600    11.37
   Specialty          17,143,694     21.53     662    2,334,256    54,132,306   23.19  1,109      3,782,499      86,228,126    22.80
   Food Court            974,247     54.56      32       56,047     2,972,127   53.03     91        102,709       5,582,141    54.35
                     ----------------------------------------------------------------  ---------------------------------------------
                     $22,155,805    $15.86     790    7,066,343  $100,357,234  $14.20  1,311      9,359,044    $140,520,198   $15.01
                     =====================    =======================================  =============================================

The Block at Orange
   Anchors     (2)   $         -    $    -       2      172,785  $  3,473,326  $20.10      2        172,785    $  3,473,326   $20.10
   Majors      (2)             -         -       7      186,916     2,839,831   15.19      7        186,916       2,839,831    15.19
   Specialty             224,875     38.05      65      222,452     6,783,981   30.50     73        229,188       7,081,066    30.90
   Food Court                  -         -      10       12,938       958,121   74.05     10         12,938         958,121    74.05
                     ----------------------------------------------------------------  ---------------------------------------------
                     $   224,875    $38.05      84      595,091  $ 14,055,259  $23.62     92        601,827    $ 14,352,344   $23.85


Community Centers:
   Anchors     (2)   $         -    $    -       8      578,145  $  4,331,709  $ 7.49      8        578,145    $  4,331,709   $ 7.49
   Majors      (2)       133,650      5.50      17      557,821     3,939,691    7.06     19        603,128       4,351,684     7.22
   Specialty           2,119,933     13.00     101      419,324     5,680,741   13.55    194        750,541       9,881,768    13.17
   Food Court                  -         -       -            -             -       -      -              -               -        -
                     ----------------------------------------------------------------  ---------------------------------------------
                     $ 2,253,583    $12.03     126    1,555,290  $ 13,952,141  $ 8.97    221      1,931,814    $ 18,565,161   $ 9.61
                     ================================================================  =============================================

Totals
   Anchors     (2)   $ 2,967,277    $ 6.60      39    3,359,334  $ 26,724,577  $ 7.96     46      3,887,840    $ 29,947,366   $ 7.70
   Majors      (2)     1,204,237      7.66      91    2,812,373    31,112,781   11.06    101      3,126,970      33,759,115    10.80
   Specialty          19,488,502     20.19     828    2,976,032    66,597,028   22.38  1,376      4,762,228     103,190,960    21.67
   Food Court            974,247     54.56      42       68,985     3,930,248   56.97    101        115,647       6,540,262    56.55
                     ----------------------------------------------------------------  ---------------------------------------------
                     $24,634,263    $15.49   1,000    9,216,724  $128,364,634  $13.93  1,624     11,892,685    $173,437,703   $14.58
                     =====================   ========================================  =============================================

(1) The 1999 amounts represent the total square footage and total annualized minimum rent that will expire during the last nine months of 1999.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft.

                                RENTAL RATES (1)

The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the three months ended March 31, 1999 and twelve months ended December 31, 1998, 1997, and 1996.

                                                               ANCHOR STORES
                              -----------------------------------------------------------------------------
                                   STORE OPENINGS              STORE CLOSINGS               RELEASING
                                    DURING YEAR                 DURING YEAR                 SPREAD (2)
                              -------------------------   -------------------------   ---------------------
                                AVERAGE                      AVERAGE
                               BASE RENT       TOTAL        BASE RENT       TOTAL
                               PER SQ. FT.    SQ. FT.      PER SQ. FT.     SQ. FT.
                              ------------  -----------   -------------   ---------

POTOMAC MILLS       1999         $  -                -       $   -              -      $    -        -
                    1998          11.52         65,028         9.46        70,490         2.06     21.75%
                    1997           7.71         73,432         6.30        97,820         1.41     22.33%
                    1996          11.43         33,406        11.55        15,178        (0.12)    (1.04%)

FRANKLIN MILLS      1999         $  -                -       $   -              -      $    -        -
                    1998          13.33        100,127         6.49        85,242         6.85    105.60%
                    1997          11.27         85,072         7.53        85,072         3.74     49.74%
                    1996          10.41         18,247        10.25        20,000         0.16      1.56%

GURNEE MILLS        1999         $  -                -       $   -              -      $    -        -
                    1998           7.10         40,752         6.45        40,752         0.65     10.08%
                    1997           4.92     184,259(3)           -              -          N/A      N/A
                    1996          30.00         20,000           -              -          N/A      N/A

SAWGRASS MILLS      1999         $  -                -       $   -              -      $    -        -
                    1998          15.00         28,152        15.00        28,152           -        -
                    1997           8.91         50,579         8.93        50,579        (0.02)    (0.21%)
                    1996          26.39         20,000        14.86             -        11.53     77.59%

ONTARIO MILLS       1999         $  -                -       $   -              -      $    -        -
                    1998            -                -           -              -

TOTAL MILLS         1999         $  -                -       $   -              -      $    -        -
                    1998          11.94        234,059         8.48       224,636         3.46     40.86%
                    1997           7.33        393,342         7.32       233,471         0.01      0.15%
                    1996          18.54         91,653        12.95        74,453         5.59     43.17%

                                                              SPECIALTY STORES
                              -----------------------------------------------------------------------------
                                   STORE OPENINGS              STORE CLOSINGS               RELEASING
                                    DURING YEAR                 DURING YEAR                 SPREAD (2)
                              -------------------------   -------------------------   ---------------------
                                AVERAGE                      AVERAGE
                               BASE RENT       TOTAL        BASE RENT       TOTAL
                               PER SQ. FT.    SQ. FT.      PER SQ. FT.     SQ. FT.
                              ------------  -----------   -------------   ---------

POTOMAC MILLS       1999         $25.13         36,475       $23.85        32,681      $  1.28      5.36%
                    1998          27.68         70,769        27.91        62,034        (0.23)    (0.79%)
                    1997          22.78        128,964        21.77       127,191         1.00      4.61%
                    1996          23.64         83,594        21.80        66,607         1.84      8.44%

FRANKLIN MILLS      1999         $24.46          5,963       $19.32        11,432      $  5.14     26.61%
                    1998          19.18        150,869        17.65       113,961         1.53      8.65%
                    1997          20.16        112,670        19.34       106,202         0.83      4.29%
                    1996          20.08         73,880        18.61       115,416         1.47      7.90%

GURNEE MILLS        1999         $19.76         22,462       $17.86        32,984      $  1.90     10.64%
                    1998          21.07         99,886        18.59        88,220         2.48     13.35%
                    1997          20.75        101,771        19.24       104,086         1.51      7.87%
                    1996          19.01         74,447        18.63        71,457         0.38      2.04%

SAWGRASS MILLS      1999         $43.19          3,305       $34.14        12,998      $  9.05     26.50%
                    1998          32.52         48,268        26.32        49,373         6.20     23.54%
                    1997          30.00         72,188        24.57        64,626         5.42     22.08%
                    1996          29.63         58,904        22.24        57,770         7.39     33.23%

ONTARIO MILLS       1999         $32.00          4,416       $32.00         2,009        $    -      -
                    1998          27.34         35,616        27.64        26,400        (0.30)    (1.08%)

TOTAL MILLS         1999         $24.65         71,621       $22.77        92,104      $  1.87      8.23%
                    1998          23.43        405,408        21.80       339,988         1.63      7.49%
                    1997          22.83        415,593        20.92       402,105         1.90      9.10%
                    1996          22.76        290,825        19.97       311,250         2.79     13.97%

(1) The Block at Orange, Grapevine Mills and Arizona Mills are excluded from this analysis, due to still being in their initial lease-up phase. Additionally, Ontario Mills for 1997 is excluded.

(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the three months ended March 31, 1999 and twelve months ended December 31, 1998, 1997, 1996. Opening and closings include renewals but exclude exercised options.

(3) Consists primarily of expansion space related to two anchor stores, Bass Pro and Computer City, comprising 125,000 sq. ft. and 25,000 sq. ft., respectively. The Bass Pro lease is expected to provide substantial percentage rent in addition to the base rent detailed above.

Note:  Totals may not sum due to rounding

                                AVERAGE RENTS

The following table sets forth, for each of the last three years and the first quarter of 1999 annualized, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.

                                                               MINIMUM RENT PLUS PERCENTAGE RENTS
                                              ------------------------------------------------------------------
                            AVERAGE            TOTAL STORES                ANCHOR STORES              SPECIALTY STORES
                            PERCENT     --------------------------   -------------------------   --------------------------
                           LEASED (1)      TOTAL      PER SQ. FT.       TOTAL     PER SQ. FT.       TOTAL      PER SQ. FT.
                           ----------   -----------   -----------    -----------  -----------    -----------   ------------

POTOMAC MILLS
      1999 (1st Qtr)          96%       $22,002,151     $14.67       $6,209,731     $6.93        $15,792,420      $26.16
      1998                    95         21,443,619      14.43        6,001,966      6.75         15,441,653       25.91
      1997                    96         20,980,272      14.04        6,284,111      6.86         14,696,161       25.44
      1996                    96         20,865,975      14.00        6,142,999      6.76         14,722,976       23.32

FRANKLIN MILLS
      1999 (1st Qtr)          97%        19,261,215      13.04        7,025,980      7.52         12,235,235       22.51
      1998                    94         17,689,143      12.38        6,050,348      6.61         11,638,795       22.64
      1997                    92         16,549,052      11.47        5,700,661      6.05         10,848,391       21.68
      1996                    92         16,318,689      11.40        5,291,698      5.67         11,026,991       22.16

SAWGRASS MILLS
      1999(2) (1st Qtr)       98%        27,674,233      17.49        7,470,008      8.14         20,204,225       30.41
      1998(2)                 98         26,969,276      17.29        7,265,079      8.13         19,704,197       29.57
      1997(2)                 97         26,448,955      17.08        7,384,896      8.28         19,064,059       29.04
      1996                    98         25,787,924      16.55        7,150,346      8.03         18,637,578       27.90

GURNEE MILLS
      1999 (1st Qtr)          97%        18,404,036      13.53        5,216,055      6.78         13,187,981       22.34
      1998                    96         17,525,250      13.06        5,022,342      6.52         12,502,908       21.85
      1997                    91         15,900,406      13.80        4,418,036      7.42         11,482,370       20.63
      1996                    90         15,340,496      13.62        3,823,991      6.78         11,516,505       20.50

ONTARIO MILLS
      1999 (1st Qtr)          99%        20,155,999      16.69        7,426,486     10.60         12,729,513       25.10
      1998                    98         19,516,934      16.50        7,300,086     10.61         12,216,848       24.68
      1997                    95         18,708,479      17.11        6,358,058     10.11         12,350,421       26.59

GRAPEVINE MILLS
      1999 (1st Qtr)          98%        21,892,260      18.07        8,974,701     12.86         12,917,559       25.17
      1998                    95         21,108,019      18.03        8,797,950     12.74         12,310,069       25.63

ARIZONA MILLS
      1999 (1st Qtr)          97%        20,672,106      17.44        7,527,955     11.00         13,144,151       26.23
      1998                    95         19,165,290      16.82        7,262,540     10.83         11,902,750       25.41

TOTAL-MILLS
      1999 (1st Qtr)          97%      $150,062,000     $15.76      $49,850,916    $ 8.90       $100,211,084      $25.54
      1998                    96        143,417,531      15.41       47,700,311      8.65         95,717,220       25.24
      1997                    94         98,587,164      14.65       30,145,762      7.58         68,441,402       24.84
      1996                    94         78,313,084      13.97       22,409,034      6.80         55,904,050       24.21

THE BLOCK AT ORANGE
      1999 (1st Qtr)          94%        15,810,478      26.23        6,592,900     18.33          9,217,578       37.92

TOTAL (INCL. THE BLOCK)
      1999 (1st Qtr)          97%       165,872,478      16.38       56,443,816      9.47        109,428,662       26.26

--------------------------

(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

Note: The above amounts do not include Mainstreet retail income of $693,683 for the first quarter of 1999, $2,205,661 for 1998, $2,066,991 for 1997, and
      $2,088,000 for 1996. 1999 includes an estimate of annualized percentage rents.

                         THE MILLS CORPORATION
            SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                         (Dollars in thousands)
                          AS OF MARCH 31, 1999



                                           Principal
                                            Balance                                   Annual Interest           Maturity
                                            (000's)             Term                       Rate                   Date
                                            -------             ----                       ----                   ----
Potomac Mills/Gurnee Mills:
     Tranche A                               $205,214     Fixed                                 6.905%        12/17/26 (1)
     Tranche B                                 27,000     Fixed                                 7.021%        12/17/26 (1)
     Tranche C                                 15,000     Fixed                                 7.235%        12/17/26 (1)
     Tranche D                                 30,000     Fixed                                 7.701%        12/17/26 (1)
Franklin Mills and Liberty Plaza
     Tranche A                                108,304     Fixed                                 7.882%        06/01/27 (3)
     Mortgage Loan                             19,715     Fixed                                 7.440%        06/01/27 (3)
     Mortgage Loan                             12,932     Fixed                                 6.220%        06/01/27 (3)
Franklin Mills and Liberty Plaza              141,298     Fixed                                 7.649%        06/01/27 (3)
Sawgrass Mills:
     Tranche A                                115,000     Fixed                                 6.450%        01/18/01
     Tranche B                                 10,000     Variable with cap           85 bp over Libor (6)    01/18/01
     Tranche C                                 20,000     Variable with cap          230 bp over Libor (6)    01/18/01
Sawgrass Mills - Phase II                      18,000     Fixed                                 6.970%        01/18/01
Ten Community Centers                         112,354     Fixed                                 7.300%        02/01/29
Concord Mills Residual III                      7,305     Variable                   200 bp over Libor        12/31/00
                                          ------------
Total Property Mortgages                      700,824
                                          ------------

Corporate Misc                                    654     Fixed                                 8.250%        10/31/00
Corporate Misc                                  2,400     Fixed                                 6.200%        07/15/99
Corporate Line of Credit                       96,000     Variable                   140 bp over Libor        04/01/00
Corporate Misc                                 15,000     Variable                   125 bp over Libor        01/18/00
Sawgrass Residual                               4,700     Variable                   165 bp over Libor        01/18/01
                                          ------------
     Total                                   $819,578
                                          ============



                                             Annual         Earliest day   Recourse to
                                            Interest        at which debt  Company or
                                             (000's)        can be repaid  Op. Ptnrshp
                                             -------        -------------  -----------
Potomac Mills/Gurnee Mills:
           Tranche A                          $14,169               (2)      0%
           Tranche B                            1,896               (2)      0%
           Tranche C                            1,085               (2)      0%
           Tranche D                            2,310               (2)      0%
Franklin Mills and Liberty Plaza                                             0%
           Tranche A                            8,537               (4)      0%
           Mortgage Loan                        1,467               (4)      0%
           Mortgage Loan                          804
Franklin Mills and Liberty Plaza               10,808               (4)      0%
Sawgrass Mills:
           Tranche A                            7,418               (5)      0%
           Tranche B                              579 (7)           (5)      0%
           Tranche C                            1,447 (7)           (5)      0%
Sawgrass Mills - Phase II                       1,255               (8)      0%       (14)
Ten Community Centers                           8,202              (15)      0%
Concord Mills Residual III                        507 (7)          (16)     100%
                                            ----------
Total Property Mortgages                       49,676
                                            ----------

Corporate Misc                                     54              (11)      0%
Corporate Misc                                    149              (11)      0%
Corporate Line of Credit                        6,084 (7)     (8), (10)     100%
Corporate Misc                                    928 (7)          (13)     100%
Sawgrass Residual                                 310 (7)          (12)      0%
                                            ----------
         Total                                $57,201
                                            ==========

(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.
(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.
(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.
(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).
(5) Optional payments of principal on Tranche A of this indebtedness are not permitted prior to June 20, 2000 other than in connection with certain casualty or condemnation events occurring with respect to Sawgrass Mills. On and after such date, Tranche A may be prepaid in full, but not in part, without any prepayment penalty. Optional prepayments of Tranches B and C of the indebtedness may be made, in whole or in part, at any time without any prepayment penalty, but only if payments of interest are current with respect to each outstanding Tranche and an event of default is not then continuing.
(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.
(7) Calculated using 30-day LIBOR at 4.93719%, which was the rate at March 31, 1999.
(8)    Prepayable, in whole or in part, at any time without prepayment penalty.
(9) This indebtedness may be prepaid, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment is 1.5% of the outstanding principal. During the last three months of its term, the indebtedness may be prepaid without penalty.
(10) The total commitment under the Line of Credit is $100,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 100 bp to 165 bp over Libor subject to certain leverage tests (Libor + 140 bp at 3/31/99). The line of credit matures April 1, 2000 with a one-year option to extend.
(11) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.
(12) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.
(13) Prepayable, in whole or in part, at any time, upon 5 days prior notice to lender without prepayment penalty.
(14) Principal is guaranteed by the Company if the Phase II project fails to achieve a DSC (debt service coverage) ratio of 1.35 and a debt yield of 12.5%. As of March 31, 1999, the guaranteed amount was 0%.
(15) The indebtedness is a 30 year amortizing loan with an anticipated balloon repayment date of February 1, 2009. Interest is payable at a fixed rate of 7.30%. The principal is guaranteed by the Company. In the event the mortgage is not repaid by the anticipated balloon repayment date, the interest rate will be the greater of (I) the loan interest rate plus 2% or (ii) the yield calculated by the linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.
(16) The total commitment under this loan is $9,000. Funds are available subject to certain performance measures and restrictive covenants. Interest accrues at 200 bp over LIBOR. The indebtedness matures on December 31, 2000.

                             THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             (Dollars in thousands)
                              AS OF MARCH 31, 1999



                          Principal
                           Balance             Total                                Annual Interest               Maturity
                           (000's)          Commitment               Term                Rate                       Date
                           -------          ----------               ----                ----                       ----
Arizona Mills               $142,214           $142,214          Variable          130 bp over Libor  (4),(5)      02/01/02
Grapevine Mills              155,000            155,000          Fixed             6.465%                          09/01/32 (8)
Ontario Mills                144,524            145,000          Fixed             6.750%                          12/01/28 (9)
City Block at Orange         121,003            136,000          Variable          165 bp over Libor  (6)          01/22/02
Sawgrass Phase III            20,799             44,000          Variable          165 bp over Libor  (7)          01/18/01
Concord Mills                 44,540            199,000          Variable          135 bp over Libor               12/02/01
Katy Mills                     4,376            168,000          Variable          200 bp over Libor               03/31/02
Katy Mills Bridge Loan        13,339             25,000          Variable          275 bp over Libor               03/31/01
                          -----------      -------------
    Total                   $645,795         $1,014,214
                          ===========      =============



                              Annual          Earliest day     Recourse to
                             Interest         at which debt     Company or
                             (000's)          can be repaid    Op. Ptnrshp
                             -------          -------------    -----------
Arizona Mills                    8,870            (1)              9.2%      (10)
Grapevine Mills                 10,021            (2)              0.0%
Ontario Mills                    9,755            (3)              0.0%
City Block at Orange             7,971  (4)       (3)             28.1%      (11)
Sawgrass Phase III               1,370  (4)       (16)            100.0%     (12)
Concord Mills                    2,800  (4)       (2)             50.0%      (13)
Katy Mills                         304  (4)       (16)            100.0%     (14)
Katy Mills Bridge Loan           1,025  (4)       (16)            100.0%     (15)
                             ----------
    Total                      $42,116
                             ==========

(1) The indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent, provided that (I) an partial prepayment shall be in principal amount of not less than $1 million and an integral multiple of $100,000; and (ii) each prepayment under this shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.
(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.
(3) The Company shall have the right to make prepayments of the loan, without penalty and a late charge, as the case may be following the occurrence of an Event of Default under any of the Loan Documents), in whole or in part, upon not less than 5 Business Days prior written notice to Lender. No prepayment of all or part of the Loan, including any mandatory prepayment of the Loan made as a result of an acceleration of the Loan or pursuant to the immediately preceding sentence, shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all Breakage Costs and reasonable, out-of-pocket attorneys' fees and disbursements incurred by Lender and any participants in good faith as a result of the prepayment.
(4)  Calculated using 30-day LIBOR at 4.93719%, which was the rate at March
     31, 1999.
(5) The Applicable Margin may be reduced to 115 basis points if the Company receives a "private letter bank loan rating equal to or better than "A-". makes a commercially reasonable result) less the amount owed to it under the SWAP.
(6) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred, (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors,
     (iv) the DSC Ratio for any Calculation Period is equal to or greater than
     1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.
(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.
(8) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (I) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.
(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (I) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.
(10) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of March 31, 1999, the Company's share of the Guaranteed Amount was reduced from 36.8% to 9.2% according to the above formula. (11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount up to $68,000;
     (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%; (iii) upon achieving a DSC Ratio of 1.25 the Guaranteed Amount will reduce to 25%;
     (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%.
(12) Principal is guaranteed by the Company, reduced as follows: (I) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%.
(13) The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (I) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements; (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition.
(14) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (I) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%;
     (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%.
(15) The bridge loan commitment has a term of two years. The loan will be used to bridge tax increment financing bonds that will be sold later in 1999. The principal is guaranteed by the Company during the period in which the bridge loan is outstanding.
(16) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.

                             THE MILLS CORPORATION
                                  GROSS SALES
                                 MARCH 31, 1999


                                                                   Twelve Months ended March 31, 1999
                                                                   ----------------------------------
                                                               Sq Ft            Sales               psf
                                                               -----            -----               ---
Potomac Mills:
  Anchor/Majors                                                 904,826     $ 194,776,724           $ 215
  Specialty                                                     584,059       187,087,091             320
  Temporary/Kiosk                                                     -         5,077,507               -
                                                         -------------------------------------------------
                                                              1,488,885     $ 386,941,322           $ 260

Franklin Mills:
  Anchor/Majors                                                 981,348     $ 156,995,958           $ 160
  Specialty                                                     540,324       161,506,770             299
  Temporary/Kiosk                                                     -         2,924,479               -
                                                         -------------------------------------------------
                                                              1,521,672     $ 321,427,207           $ 211

Sawgrass Mills:
  Anchor/Majors                                               1,226,593     $ 347,580,604           $ 283
  Specialty                                                     663,410       295,500,839             445
  Temporary/Kiosk                                                     -         9,933,193               -
                                                         -------------------------------------------------
                                                              1,890,003     $ 653,014,636           $ 346

Gurnee Mills:
  Anchor/Majors                                                 825,925     $ 140,331,068           $ 170
  Specialty                                                     572,137       160,611,454             281
  Temporary/Kiosk                                                     -         6,416,242               -
                                                         -------------------------------------------------
                                                              1,398,062     $ 307,358,764           $ 220

Ontario Mills:
  Anchor/Majors                                                 839,068     $ 135,438,800           $ 161
  Specialty                                                     484,657       168,313,818             347
  Temporary/Kiosk                                                     -         8,204,025               -
                                                         -------------------------------------------------
                                                              1,323,725     $ 311,956,643           $ 236

Total Mills w/o Grapvine Mills and Arizona Mills
  Anchor/Majors                                               4,777,760     $ 975,123,154           $ 204
  Specialty                                                   2,844,587       973,019,972             342
  Temporary/Kiosk                                                     -        32,555,446               -
                                                         -------------------------------------------------
                                                              7,622,347   $ 1,980,698,572           $ 260


Grapevine Mills:
  Anchor/Majors                                                 689,039     $ 114,761,275           $ 167
  Specialty                                                     494,393       146,276,684             296
  Temporary/Kiosk                                                     -         9,210,464               -
                                                         -------------------------------------------------
                                                              1,183,432     $ 270,248,423           $ 228

Arizona Mills:
  Anchor/Majors                                                 673,225     $ 113,937,091           $ 169
  Specialty                                                     470,756       138,589,961             294
  Temporary/Kiosk                                                     -        10,433,707               -
                                                         -------------------------------------------------
                                                              1,143,981     $ 262,960,759           $ 230
Total Mills
  Anchor/Majors                                               6,140,024   $ 1,203,821,520           $ 196
  Specialty                                                   3,809,736     1,257,886,617             330
  Temporary Kiosk                                                     -        52,199,617               -
                                                         -------------------------------------------------
                                                              9,949,760   $ 2,513,907,754           $ 253
                                                         =================================================



                                                                    Twelve Months ended March 31, 1998
                                                                    ----------------------------------
                                                                      Sq Ft         Sales           psf
                                                                      -----         -----           ---
Potomac Mills:
  Anchor/Majors                                                       902,156    $ 185,775,637       206
  Specialty                                                           571,757      182,300,631       319
  Temporary/Kiosk                                                           -        4,327,838         -
                                                                 ----------------------------------------
                                                                    1,473,913    $ 372,404,106     $ 253

Franklin Mills:
  Anchor/Majors                                                       926,469    $ 163,387,229     $ 176
  Specialty                                                           490,661      144,628,204       295
  Temporary/Kiosk                                                           -        6,714,689         -
                                                                 ----------------------------------------
                                                                    1,417,130    $ 314,730,122     $ 222

Sawgrass Mills:
  Anchor/Majors                                                     1,181,031    $ 365,306,764     $ 309
  Specialty                                                           658,356      299,256,758       455
  Temporary/Kiosk                                                           -       13,434,274         -
                                                                 ----------------------------------------
                                                                    1,839,387    $ 677,997,796     $ 369

Gurnee Mills:
  Anchor/Majors                                                       726,275    $ 114,546,657     $ 158
  Specialty                                                           566,091      153,765,635       272
  Temporary/Kiosk                                                           -        9,153,925         -
                                                                 ----------------------------------------
                                                                    1,292,366    $ 277,466,217     $ 215

Ontario Mills:
  Anchor/Majors                                                       795,317    $ 137,280,930     $ 173
  Specialty                                                           464,654      159,427,646       343
  Temporary/Kiosk                                                           -        6,911,918         -
                                                                 ----------------------------------------
                                                                    1,259,971    $ 303,620,494     $ 241

Total Mills w/o Grapvine Mills and Arizona Mills
  Anchor/Majors                                                     4,531,248    $ 966,297,217     $ 213
  Specialty                                                         2,751,519      939,378,874       341
  Temporary/Kiosk                                                           -       40,542,644         -
                                                                 ----------------------------------------
                                                                    7,282,767  $ 1,946,218,735     $ 267


Grapevine Mills:
  Anchor/Majors                                                        N/A (1)     N/A (1)      N/A (1)
  Specialty                                                            N/A (1)     N/A (1)      N/A (1)
  Temporary/Kiosk                                                      N/A (1)     N/A (1)      N/A (1)
                                                                 ----------------------------------------
                                                                       N/A (1)     N/A (1)      N/A (1)

Arizona Mills:
  Anchor/Majors                                                        N/A (1)     N/A (1)      N/A (1)
  Specialty                                                            N/A (1)     N/A (1)      N/A (1)
  Temporary/Kiosk                                                      N/A (1)     N/A (1)      N/A (1)
                                                                 ----------------------------------------
                                                                       N/A (1)     N/A (1)      N/A (1)
Total Mills
  Anchor/Majors                                                     4,531,248    $ 966,297,217     $ 213
  Specialty                                                         2,751,519      939,378,874       341
  Temporary Kiosk                                                           -       40,542,644         -
                                                                 ----------------------------------------
                                                                    7,282,767  $ 1,946,218,735     $ 267
                                                                 ========================================


                                                                  Twelve Months ended December 31, 1998
                                                                  -------------------------------------
                                                                   Sq Ft          Sales             psf
                                                                   -----          -----             ---
Potomac Mills:
  Anchor/Majors                                                    951,043   $ 191,678,102         $ 202
  Specialty                                                        580,658     185,618,081           320
  Temporary/Kiosk                                                        -       5,155,021             -
                                                              -------------------------------------------
                                                                 1,531,701   $ 382,451,204         $ 250

Franklin Mills:
  Anchor/Majors                                                    971,940   $ 155,395,973         $ 160
  Specialty                                                        527,403     155,109,858           294
  Temporary/Kiosk                                                        -       3,496,367             -
                                                              -------------------------------------------
                                                                 1,499,343   $ 314,002,198         $ 209

Sawgrass Mills:
  Anchor/Majors                                                  1,174,642   $ 353,258,477         $ 301
  Specialty                                                        664,466     297,963,690           448
  Temporary/Kiosk                                                        -      10,588,716             -
                                                              -------------------------------------------
                                                                 1,839,108   $ 661,810,883         $ 360

Gurnee Mills:
  Anchor/Majors                                                    831,201   $ 141,156,686         $ 170
  Specialty                                                        565,887     159,651,566           282
  Temporary/Kiosk                                                        -       6,515,341             -
                                                              -------------------------------------------
                                                                 1,397,088   $ 307,323,593         $ 220

Ontario Mills:
  Anchor/Majors                                                    823,815   $ 136,055,601         $ 165
  Specialty                                                        482,653     166,299,546           345
  Temporary/Kiosk                                                        -       8,188,974             -
                                                              -------------------------------------------
                                                                 1,306,468   $ 310,544,121         $ 238

Total Mills w/o Grapvine Mills and Arizona Mills
  Anchor/Majors                                                  4,752,641   $ 977,544,839         $ 206
  Specialty                                                      2,821,067     964,642,741           342
  Temporary/Kiosk                                                        -      33,944,419             -
                                                              -------------------------------------------
                                                                 7,573,708 $ 1,976,131,999         $ 261


Grapevine Mills:
  Anchor/Majors                                                    657,994   $ 117,597,419         $ 179
  Specialty                                                        481,255     144,338,088           300
  Temporary/Kiosk                                                        -       9,710,374             -
                                                              -------------------------------------------
                                                                 1,139,249   $ 271,645,881         $ 238

Arizona Mills:
  Anchor/Majors                                                    669,035   $ 113,812,451         $ 170
  Specialty                                                        455,674     137,253,170           301
  Temporary/Kiosk                                                        -       8,300,350             -
                                                              -------------------------------------------
                                                                 1,124,709   $ 259,365,971         $ 231
Total Mills
  Anchor/Majors                                                  6,079,670 $ 1,208,954,709         $ 199
  Specialty                                                      3,757,996   1,246,233,999           332
  Temporary Kiosk                                                        -      51,955,143             -
                                                              -------------------------------------------
                                                                 9,837,666 $ 2,507,143,851         $ 255
                                                              ===========================================



(1) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

                             THE MILLS CORPORATION
                   COMPARABLE SPECIALTY STORES TENANT SALES
                   FIRST QUARTER 1999 VS. FIRST QUARTER 1998
                                (IN THOUSANDS)


                                                         March 31, 1999         March 31, 1998
                                                          Year to Date           Year to Date            Percentage
                                                              Sales                  Sales                 Change
                                                       --------------------    ----------------       ------------------
Specialty Stores:
-----------------

     Potomac Mills:                                            $33,267              $31,937                   4.2%

     Franklin Mills:                                           $24,200              $23,052                   5.0%

     Sawgrass Mills:                                           $66,759              $69,421                  -3.8%

     Gurnee Mills:                                             $27,494              $27,792                  -1.1%

     Ontario Mills:                                            $35,031              $33,538                   4.5%
                                                       ----------------        -------------          -------------

     Total                                                    $186,751             $185,740                   0.5%
                                                       ================        =============          =============

Note: Comparable sales presented above are based on tenant reported sales for the first quarter of 1999 versus the first quarter of 1998 and include those tenants that have been in occupancy for the past 15 months. Properties with less than 24 months of operations have been excluded.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES




MILLS AND COMMUNITY CENTERS COMBINED (9)

                                                             Three Months Ended
                                                               March 31, 1999             1998                  1997
                                                            ---------------------   -----------------     -----------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                              $ 33,570            $ 1,453,123             $ 435,742

Per Square Foot (2)                                                    0.00                   0.12                  0.05


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                             $ 859,490            $ 5,467,329           $ 5,143,206

Per Square Foot Improved (4)                                           8.57                   7.85                 11.90
Per Square Foot (2)                                                    0.07                   0.46                  0.62

Total Recurring Costs

Costs                                                             $ 893,060            $ 6,920,452           $ 5,578,948
Per Square Foot (2)                                                    0.07                   0.58                  0.67


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                           $ 1,412,080 (7)       $ 18,911,845 (7)      $ 41,571,485 (7)

Per Square Foot Improved (5)                                         111.35                  71.68                 73.69
Per Square Foot (2)                                                    0.12                   1.58                  5.03


WORK IN PROCESS (6)


Cummulative Costs                                              $ 10,519,025            $ 8,447,326           $ 4,703,992


Cummulative Per Square Foot Improved (8)                              32.68                  25.99                 14.59




(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Phase III.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants (tenants that have leased spaces subsequent to initial lease up for those spaces).

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES


MILLS PORTFOLIO (9)


                                                        Three Months Ended
                                                          March 31, 1999             1998                    1997
                                                       --------------------    ----------------       ------------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                          $ 10,678             $ 949,095               $ 388,003

Per Square Foot (2)                                                0.00                  0.10                    0.06


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                         $ 794,225           $ 4,274,398             $ 4,518,073

Per Square Foot Improved (4)                                      12.40                  8.53                   13.35
Per Square Foot (2)                                                0.08                  0.44                    0.75

TOTAL RECURRING COSTS

Costs                                                         $ 804,903           $ 5,223,493             $ 4,906,076
Per Square Foot (2)                                                0.08                  0.54                    0.81



NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                       $ 1,412,080 (7)      $ 18,175,677 (7)        $ 41,010,815 (7)

Per Square Foot Improved (5)                                     111.35                 96.48                   78.37
Per Square Foot (2)                                                0.14                  1.86                    6.77


WORK IN PROCESS (6)

Cummulative Costs                                           $ 7,402,885           $ 6,779,660             $ 3,989,739


Cummulative Per Square Foot Improved (8)                          45.24                 38.45                   31.27





(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9) Includes Ontario Mills, Grapevine Mills, and Arizona Mills costs and square footages for second generation tenants (tenants that have leased spaces subsequent to initial lease up for those spaces).

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES


COMMUNITY CENTERS

                                                         Three Months Ended
                                                           March 31, 1999              1998                    1997
                                                        --------------------      --------------          --------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                           $ 22,892             $ 504,028               $ 47,739

Per Square Foot (2)                                                 0.01                  0.23                   0.02


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)


Costs                                                           $ 65,265           $ 1,192,931              $ 625,133

Per Square Foot Improved (4)                                        1.80                  6.10                   6.68
Per Square Foot (1)                                                 0.03                  0.54                   0.28

TOTAL RECURRING COSTS

Costs                                                           $ 88,157           $ 1,696,959              $ 672,872
Per Square Foot (2)                                                 0.04                  0.77                   0.31


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                           $     -              $ 736,168              $ 560,670

Per Square Foot Improved (5)                                          -                   9.76                  13.73
Per Square Foot (2)                                                   -                   0.33                   0.25

WORK IN PROCESS (6)

Cummulative Costs                                            $ 3,116,140           $ 1,667,666              $ 714,253


Cummulative Per Square Foot Improved (7)                           19.69                 11.22                   3.66






(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain tenants) of the Community Centers
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Calculated as Work In Process divided by GLA of all space with work in process.